December 16, 1996

MIDWEST TRUST
Supplement to Prospectuses Dated February 1, 1996

MIDWEST STRATEGIC TRUST
Supplement to Prospectuses Dated August 1, 1996

MIDWEST GROUP TAX FREE TRUST
Supplement to Prospectuses Dated November 1, 1996


         Countrywide Credit Industries, Inc. ("Countrywide"), 155 North Lake Avenue, Pasadena, California, has entered into an agreement with Leshner Financial, Inc. to acquire all of the outstanding stock of Leshner Financial, Inc. Midwest Group Financial Services, Inc., which provides investment advisory and distribution services for the Trusts, and MGF Service Corp., which provides transfer agency, accounting and administrative services for the Trusts, are wholly-owned subsidiaries of Leshner Financial, Inc.

         Consummation of the acquisition is subject to approval by shareholders of each fund within the Midwest Group of Funds complex. It is anticipated that shareholders will also be asked to elect a new slate of Trustees for the Board if the acquisition is approved.

         Upon consummation of the acquisition, Leshner Financial, Inc. will be operated as a wholly-owned subsidiary of Countrywide. The investment objectives and policies and investment management of the Funds will not be affected by the change in ownership of Leshner Financial, Inc.

         Countrywide is a New York Stock Exchange listed company principally engaged in residential mortgage lending. Countrywide is the nation's largest independent residential mortgage lender and servicer. Founded in 1969, Countrywide originates, purchases, sells and services loans for single-family residences. Countrywide has more than 5,500 employees and 350 offices across the nation.